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                                                                    EXHIBIT 32.1


                   CERTIFICATION PURSUANT TO 18 U.S.C.SS.1350

Pursuant to 18 U.S.C. ss.1350, each of the undersigned certifies that this quarterly report on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of RSA Security Inc. and its wholly owned subsidiaries.

                                        /s/ ARTHUR W. COVIELLO, JR.
                             --------------------------------------------------
                                          ARTHUR W. COVIELLO, JR.
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER
Dated: July 29, 2003


                                           /s/ JEFFREY D. GLIDDEN
                             --------------------------------------------------
                                             JEFFREY D. GLIDDEN
                               SENIOR VICE PRESIDENT, FINANCE AND OPERATIONS,
                                   CHIEF FINANCIAL OFFICER AND TREASURER
Dated: July 29, 2003

The officers have provided to RSA Security a signed original of this written statement, as required by Section 906 of the Sarbanes-Oxley Act of 2002. RSA Security will retain the signed original and will furnish it to the Securities and Exchange Commission upon its request.